Exhibit 10.81

AMENDMENT NO. 1 TO

PENNYMAC MASTER REPURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of February 1, 2013, amends that certain Master Repurchase Agreement, dated as of July 2, 2012 (the “Repurchase Agreement”), among PennyMac Corp. (“PennyMac”), as seller, PennyMac Loan Services, LLC, as servicer, PennyMac Mortgage Investment Trust, as guarantor, and Barclays Bank PLC, as purchaser and agent (“Barclays”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Repurchase Agreement.

WHEREAS, pursuant to Section 28 of the Repurchase Agreement, the parties hereto desire to amend the Repurchase Agreement as described below; and

WHEREAS, this Amendment is not effective until the execution and delivery of this Amendment by PennyMac and Barclays.

NOW, THEREFORE, pursuant to the provisions of the Repurchase Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between PennyMac and Barclays as follows:

Section 1. Amendment.

(a) Section 1 of the Repurchase Agreement is hereby amended by deleting the defined terms “Total Non-New Origination Warehouse Equity,” “Total Assets” and “Total New Origination Warehouse Liabilities.”

(b) Section 1 of the Repurchase Agreement is hereby amended by deleting the defined term “Total Non-New Origination Warehouse Liabilities” and replacing it with the following:

“Total Non-New Origination Warehouse Liabilities” means all Indebtedness of any kind other than Indebtedness in respect of repurchase facilities or other warehouse financings of Newly Originated Mortgage Loans, or any inter-company indebtedness that is eliminated in consolidation on the Guarantor’s financial statements.

(c) Section 14(g)(ii)(D)(1) of the Repurchase Agreement is hereby amended by replacing such clause with the following:

(1) Seller’s ratio (as of each month-end) of (a) Total Non-New Origination Warehouse Liabilities to (b) Adjusted Tangible Net Worth shall not exceed 3:1;

Section 2. Effective Date. This Amendment shall be effective as of January 31, 2013.

Section 3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Repurchase Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Agreement (or in any other document relating to the Mortgage Loans) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Repurchase Agreement other than as set forth herein.

Section 4. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 5. Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Repurchase Agreement or any provision hereof or thereof.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7. Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, each undersigned party has caused this Amendment No. 1 to the Master Repurchase Agreement to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written.

PENNYMAC MORTGAGE CORP., as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

BARCLAYS BANK PLC, as Purchaser and Agent

By:	/s/ Ellen V. Kiernan
Name:	Ellen V. Kiernan
Title:	Director